SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Kentucky First Federal Bancorp (the “Company”) is a savings and loan holding company whose activities are primarily limited to holding the stock and managing the operations of First Federal Savings and Loan Association of Hazard, Kentucky (“First Federal of Hazard”) and Frankfort First Bancorp, Inc., (“Frankfort First”) the holding company for First Federal Savings Bank of Frankfort (“First Federal of Frankfort”). First Federal of Hazard and First Federal of Frankfort are collectively referred to herein as “the Banks.” First Federal of Hazard is a community-oriented savings and loan association dedicated to serving consumers in Perry and surrounding counties in eastern Kentucky, while First Federal of Frankfort operates through three banking offices located in Frankfort, Kentucky. Both institutions engage primarily in the business of attracting deposits from the general public and applying those funds to the origination of loans for residential and consumer purposes. First Federal of Frankfort also originates, to a lesser extent, church loans, home equity and other loans. There are no significant concentrations of loans to any one industry or customer. However, the customers’ ability to repay their loans is dependent on the real estate and general economic conditions in the Banks’ specific operating areas. The Banks’ profitability is significantly dependent on net interest income, which is the difference between interest income generated from interest-earning assets (i.e. loans and investments) and the interest expense paid on interest-bearing liabilities (i.e. customer deposits and borrowed funds). Net interest income is affected by the relative amount of interest-earning assets and interest-bearing liabilities and the interest received or paid on these balances. The level of interest rates paid or received by the Banks can be significantly influenced by a number of environmental factors, such as governmental monetary policy, that are outside of management’s control.

The consolidated financial information presented herein has been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). In preparing consolidated financial statements in accordance with U. S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from such estimates.

The following is a summary of the Company’s significant accounting policies which have been consistently applied in the preparation of the accompanying consolidated financial statements.

1. Principles of Consolidation: The consolidated financial statements include the accounts of the Company, First Federal of Hazard, Frankfort First and First Federal of Frankfort. All significant intercompany accounts and transactions have been eliminated in consolidation.

2. Use of Estimates: To prepare financial statements in conformity with U.S. GAAP, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ. The allowance for loan losses, goodwill, loan servicing rights, deferred tax assets and fair values of financial instruments are particularly subject to change.

3. Securities: Debt securities are classified as held to maturity or available for sale. Securities classified as held to maturity are to be carried at cost only if the Company has the positive intent and ability to hold these securities to maturity. Securities designated as available for sale are carried at fair value with resulting unrealized gains or losses recorded to shareholders’ equity, net of tax. Realized gains and losses on sales of securities are recognized using the specific identification method.

Interest income includes amortization of purchase premium or discount. Premiums and discounts on securities are amortized on the level-yield method without anticipating prepayments, except for mortgage backed securities where prepayments are anticipated. Gains and losses on sales are recorded on the trade date and determined using the specific identification method.

Management evaluates securities for other-than-temporary impairment (“OTTI”) at least on a quarterly basis, and more frequently when economic or market conditions warrant such an evaluation. For securities in an unrealized loss position, management considers the extent and duration of the unrealized loss, and the financial condition and near-term prospects of the issuer. Management also assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the entire difference between amortized cost and fair value is recognized as impairment through earnings. For debt securities that do not meet the aforementioned criteria, the amount of impairment is split into two components as follows: 1) OTTI related to credit loss, which must be recognized in the income statement and 2) OTTI related to other factors, which is recognized in other comprehensive income. The credit loss is defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis. For equity securities, the entire amount of impairment is recognized through earnings.

4. Loans: Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal amount outstanding, adjusted for deferred loan origination fees and the allowance for loan losses. Interest income is accrued on the unpaid principal balance unless the collectibility of the loan is in doubt. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using the level-yield method without anticipating prepayments. Interest income on loans is generally discontinued at the time a loan is 90 days delinquent unless the loan is well-secured and in process of collection. Past due status is based on the contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful. Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans. A loan is moved to non-accrual status in accordance with the Company’s policy, typically 90 days after the loan becomes delinquent.

All interest accrued but not received for loans placed on nonaccrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

5. Loans held for sale: Loans held for sale are carried at the lower of cost (less principal payments received) or fair value, calculated on an aggregate basis. The Company had $370,000 in loans held for sale at June 30, 2010, while no loans were held for sale on December 31, 2011 or June 30, 2011.

In selling loans, the Company utilizes a program with the Federal Home Loan Bank, retaining servicing on loans sold. Mortgage servicing rights on originated loans that have been sold are initially recorded at fair value. Capitalized servicing rights are amortized in proportion to and over the period of estimated servicing revenues. The Company recorded amortization related to mortgage servicing rights totaling $13,000 and $15,000 during the years ended June 30, 2011 and 2010, respectively. The carrying value of the Company’s mortgage servicing rights, which approximated fair value, totaled approximately $120,000 and $102,000 at June 30, 2011 and 2010, respectively.

The Company was servicing mortgage loans of approximately $15.0 million and $12.8 million that had been sold to the Federal Home Loan Bank at June 30, 2011, and 2010, respectively. During the fiscal year ended June 30, 2011, we sold $4.0 million in loans under the FHLB program and the average balance of loans serviced was $13.8 million.

Servicing rights are evaluated for impairment based upon the fair value of the rights as compared to carrying amount. Impairment is recognized through a valuation allowance for an individual grouping, to the extent that fair value is less than the carrying amount. If the Company later determines that all or a portion of the impairment no longer exists for a particular grouping, a reduction of the allowance may be recorded as an increase to income. Changes in valuation allowances are reported with other non-interest income on the income statement. The fair values of servicing rights are subject to significant fluctuations as a result of changes in estimated and actual prepayment speeds and default rates and losses.

Servicing fee income which is reported on the income statement as other non-interest income is recorded for fees earned for servicing loans. The fees are based on a contractual percentage of the outstanding principal and are recorded as income when earned. The amortization of mortgage servicing rights is netted against loan servicing fee income. Servicing fees totaled $36,000 and $28,000 for the years ended June 30, 2011 and 2010, respectively. Late fees and ancillary fees related to loan servicing are not material.

6. Allowance for Loan Losses: The allowance for loan losses is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using past loss experience, the nature and volume of the portfolio, trends in the level of delinquent and problem loans, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral and current and anticipated economic conditions in the primary lending area. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off.

The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired or loans otherwise classified as substandard or doubtful. The general component covers non-classified loans and is based on historical loss experience adjusted for current factors. The historical loss experience is determined by portfolio segment and is based on the actual loss history experienced by the Company over the most recent four quarters. This actual loss experience is supplemented with other economic factors based on the risks present for each portfolio segment.

These economic factors include consideration of the following: levels of and trends in delinquencies and impaired loans; levels of and trends in charge-offs and recoveries; trends in volume and terms of loans; changes in lending policies, procedures and practices; experience, ability and depth of lending management and other relevant staff; economic trends and conditions; industry conditions; and effects of changes in credit concentrations. Our portfolio segments include residential real estate, nonresidential real estate and land, loans on deposits and consumer and other loans. Risk factors associated with our portfolio segments are as follows:

Residential Real Estate

Our primary lending activity is the origination of mortgage loans, which enable a borrower to purchase or refinance existing homes in the Banks’ respective market areas. We further classify our residential real estate loans as one- to four-family, multi-family or construction. We believe that our first mortgage position on loans secured by residential real estate presents lower risk than our other loans, with the exception of loans on deposits.

We offer a mix of adjustable-rate and fixed-rate mortgage loans with terms up to 40 years for owner-occupied properties. For these properties a borrower may be able to borrow up to 95% of the value with private mortgage insurance. Alternatively, the borrower may be able to borrow up to 90% of the value with a traditional first mortgage and a second mortgage (bearing a higher rate of interest) on the additional 10% of the value. After initial fixed-rate periods of one, three, five or seven years, the interest rates on the adjustable-rate loans adjust once a year with annual limitation of one percentage point per adjustment period and a lifetime cap of five percentage points.

We also originate loans to individuals to finance the construction of residential dwellings for personal use or for use as rental property. We do not generally lend to builders for construction of speculative or custom residential properties for resale. Construction loans are generally less than one year in length, do not exceed 80% of the appraised value, and provide for the payment of interest only during the construction phase. Funds are disbursed as progress is made toward completion of the construction based on site inspections by qualified bank staff.

Multi-family and Nonresidential Loans

We offer mortgage loans secured by residential non-owner-occupied one- to four-family, residential multi-family (five or more units), and nonresidential real estate. Nonresidential real estate loans are comprised generally of commercial office buildings, churches, condominiums and properties used for other purposes. Generally, these loans are originated for 25 years or less and do not exceed 75% of the appraised value. Loans secured by multi-family and commercial real estate generally have larger balances and involve a greater degree of risk than one- to four-family residential mortgage loans. These loans depend on the borrower’s creditworthiness and the feasibility and cash flow potential of the project. Payments on loans secured by income properties often depend on successful operation and management of the properties. As a result, repayment on such loans may be subject to a greater extent to adverse conditions in the real estate market or economy than owner-occupied residential loans.

Consumer lending

Our consumer loans include home equity lines of credit and loans secured by savings deposits. Home equity loans are generally second mortgage loans subordinate only to first mortgages also held by the bank and do not exceed 80% of the estimated value of the property. We do offer home equity loans up to 90% of the estimated value to qualified borrowers and these loans carry a premium rate. Loans secured by savings are originated up to 90% of the depositor’s savings account balance and normally bear interest at two percentage points above the rate paid on the deposit account. Because the deposit account must be pledged as collateral to secure the loan, the inherent risk of this type of loan is minimal.

In years prior to the year ended June 30, 2011, the loss history of the most recent 12 quarterly periods was used in the calculation of the Company’s general component of allowance for losses on loans. During the 2011 year the loss history lookback was shortened to the most recent four quarters. We performed a retrospective analysis of our June 30, 2010 allowance for loan losses and concluded that the new lookback method did not cause a material change in our calculation.

The Banks account for impaired loans by determining the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an alternative, at the loan’s observable market price or fair value of the collateral, reduced by estimated selling costs.

A loan is considered impaired when, based on current information and events, it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement. Although all of our loans are secured by collateral, we rely heavily on the capacity of our borrowers to generate sufficient cash flow to service their debt. As a result, our loans do not become collateral-dependent until there is deterioration in the borrower’s cash flow and financial condition, which makes it necessary for us to look to the collateral for our sole source of repayment. Collateral-dependent loans which are more than ninety days delinquent are considered to constitute more than a minimum delay in repayment and are evaluated for impairment under the policy at that time.

In applying the policy, the Banks consider investments in one- to four-family residential loans and consumer installment loans to be homogeneous and therefore excluded from separate identification for evaluation of impairment. In the calculation of our general valuation allowance we consider the potential for outdated appraisal values to be of minimal risk and, therefore, do not attribute a specific factor to it.

With respect to the Banks’ investment in troubled debt restructurings, multi-family and nonresidential loans, and the evaluation of impairment thereof, such loans are nonhomogenous and, as such, may be deemed to be collateral-dependent when they become more than ninety days delinquent. We obtain updated independent appraisals in these situations or when we suspect that the previous appraisal may no longer be reflective of the property’s current fair value. This process varies from loan to loan, borrower to borrower, and also varies based on the nature of the collateral.

We utilize updated independent appraisals to determine fair value for collateral-dependent loans, adjusted for estimated selling costs, in determining our specific reserve. In some situations management does not secure an updated independent appraisal. These situations may involve small loan amounts or loans that, in management’s opinion, have an abnormally low loan-to-value ratio.

7. Federal Home Loan Bank Stock: The banks are members of the FHLB system. Members are required to own a certain amount of stock based on the level of borrowings and other factors, and may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security, and periodically evaluated for impairment based on ultimate recovery of par value. Both cash and stock dividends are reported as income.

8. Real Estate Owned: Real estate acquired through or instead of foreclosure is initially recorded at fair value less estimated selling expenses at the date of acquisition, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. If fair value declines subsequently, the carrying value is adjusted through a valuation allowance and the amount is recorded through expense. Costs relating to holding real estate owned, net of rental income, are charged against earnings as incurred.

9. Premises and Equipment: Land is carried at cost. Premises and equipment are carried at cost less accumulated depreciation. The cost of premises and equipment includes expenditures which extend the useful lives of existing assets. Maintenance, repairs and minor renewals are expensed as incurred. For financial reporting, depreciation is provided on the straight-line method over the useful lives of the assets, estimated to be forty years for buildings, ten to forty years for building improvements, and five to ten years for furniture and equipment.

10. Income Taxes: Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. Deferred tax assets are recorded only to the extent that the amount of net deductible temporary differences or carryforward attributes may be utilized against current period earnings, carried back against prior years earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management’s estimate of future taxable income. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized. Deferred tax liabilities are provided on the total amount of net temporary differences taxable in the future.

A tax provision is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The Company recognizes interest and/or penalties related to income tax matters as income tax expense.

Kentucky First Federal Bancorp and Frankfort First Bancorp, Inc., each are subject to state income taxes in the Commonwealth of Kentucky. Neither of the Banks are subject to state income tax in the Commonwealth. With few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for years before 2007.

11. Retirement and Employee Benefit Plans: The Banks each participate in a noncontributory, multi-employer defined benefit pension fund covering all employees who qualify as to length of service. Benefits are based on years of service and the average of the highest five consecutive annual salaries before retirement. Specific plan asset and accumulated benefit information for the Company’s portion of the fund is not available. Under ERISA, a contributor to a multi-employer pension plan may be liable in the event of complete or partial withdrawal for the benefit payments guaranteed under ERISA, but there is no intention to withdraw. Pension expense is the net contributions, which are based upon covered employees’ ages and salaries and are dependent upon the ultimate prescribed benefits of the participants and the funded status of the plan. The Company recognized expense related to the plans totaling approximately $564,000 and $407,000 for the years ended June 30, 2011 and 2010, respectively.

The Company also maintains a nonqualified deferred compensation plan for the benefit of certain directors, which is closed to any future deferrals. Under the plan, the Company pays each participant, or their beneficiary, the amount of fees deferred plus interest under terms selected by the individual participants prior to compensation deferral. Payments are made to participants either in a lump sum or in monthly installments not to exceed 10 years. Payments may commence upon the director’s attainment of a certain age or upon the individual’s termination of service. The expense incurred for the deferred compensation was $7,000 for each of the fiscal years ended June 30, 2011 and 2010.

First Federal of Hazard has an Employee Stock Ownership Plan (“ESOP”) which provides retirement benefits for substantially all full-time employees who have completed one year of service and have attained the age of 21. Annual contributions are made to the ESOP equal to the ESOP’s debt service less dividends received by the ESOP on unallocated shares. Shares in the ESOP were acquired using funds provided by a loan from the Company and, accordingly, the cost of those shares is shown as a reduction of stockholders’ equity. Shares are released to participants proportionately as the loan is repaid. Dividends on allocated shares are recorded as dividends and charged to retained earnings. Dividends on unallocated shares are used to repay the loan and are treated as accrued interest. Compensation expense is recorded equal to the fair value of shares committed to be released during a given fiscal year. Allocation of shares to the ESOP participants is contingent upon the repayment of a loan to Kentucky First Federal Bancorp totaling $2.3 million and $2.5 million at June 30, 2011 and 2010, respectively. The Company recorded expense for the ESOP of approximately $171,000 and $221,000 for the years ended June 30, 2011 and 2010, respectively. Shares may be surrendered from the plan as employees leave employment. Total shares surrendered from the plan were 26,682 at June 30, 2011 and 18,746 at June 30, 2010.

	For the fiscal year ended June 30,
	2011	2010
Allocated shares	100,961	70,762
Shares committed to be released	10,445	28,688
Unearned shares	198,885	218,777
Total ESOP shares	310,291	318,227

Fair value of unearned shares at
End of period (dollars in thousands)	$1,790	$1,973

Based on findings communicated by the U.S. Department of Labor during fiscal 2011, the Company released an additional 19,669 shares in its ESOP plan and paid an additional $329,000 in dividends on unallocated ESOP shares. As the additional shares were deemed to be attributed to prior periods, we restated prior period statements.

The applicable effect on the prior year balance sheet and statements of operations related to additional ESOP compensation expense is as follows:

(in thousands)	June 30, 2010

Balance Sheet:
Other liabilities as previously reported	$1,749
Income tax adjustment	(76)
Other liabilities as adjusted	$1,673

Additional paid-in capital as previously reported	$36,597
ESOP compensation expense adjustment	26
Additional paid-in capital as adjusted	$36,623

Retained earnings as previously reported	$31,363
ESOP compensation expense adjustment (net of tax)	(147)
Retained earnings as adjusted	$31,216

Unearned employee stock ownership plan (ESOP) as previously reported	$(2,366)
ESOP compensation expense adjustment	197
Unearned employee stock ownership plan (ESOP) as adjusted	$(2,169)

For the year ended	June 30, 2010
Statements of Operations:
Employee compensation and benefits as previously reported	$3,131
ESOP expense adjustment	36
Employee compensation and benefits as adjusted	$3,095

Total federal income tax expense (benefit) as previously reported	$215
Tax impact of ESOP expense adjustment	(12)
Total federal income tax expense (benefit) as adjusted	$203

Net income (loss) as previously reported	$425
ESOP expense adjustment (net of tax)	(24)
Net income (loss) as adjusted	$401

Earnings (loss) per share-basic and diluted as previously reported	$0.06
ESOP expense adjustment	(0.01)
Earnings (loss) per share-basic and diluted as adjusted	$0.05

First Federal of Frankfort maintains a 401(k) plan for the benefit of all full-time employees. No employer contributions have been made to the 401(k) plan.

12. Share-Based Compensation Plans: Compensation cost is recognized for stock options and restricted stock awards issued to employees, based on the fair value of these awards at the date of the grant. A Black-Scholes model is utilized to estimate the fair value of stock options, while the market price of the Company’s common stock at the date of the grant is used for restricted stock awards. Compensation cost is recognized over the required service period, generally defined as the vesting period. In fiscal 2006, the Company initiated the 2005 Equity Incentive Plan (“EIP” or the “Plan”) which provides for two share-based compensation plans, which are described below.

The compensation cost that has been charged against income for those share-based plans was $160,000, and $377,000 for the fiscal years ended June 30, 2011 and 2010, respectively. The total income tax benefit recognized in the statement of income for share-based compensation arrangements was $54,000 and $128,000 for the fiscal years ended June 30, 2011 and 2010, respectively.

The EIP provides for grants of up to 421,216 stock options. It also provides that one-fifth of the options granted become vested and exercisable on the first five anniversaries of the date of grant. The contractual term of the options is ten years. All option awards are granted with an exercise price equal to the market price of the Company’s stock at the date of grant.

At June 30, 2011, the only options outstanding were related to those granted in the fiscal year 2006.

A summary of the status of the Company’s stock option plan as of June 30, 2011, and changes during the year then ended is presented below:

	Shares	Weighted- average exercise price	Aggregate Intrinsic Value ($000)

Outstanding at beginning of period	325,800	$10.10
Granted	-	-
Exercised	-	-
Forfeited	-	-

Outstanding at end of period	325,800	$10.10	$-

Options exercisable at end of period	325,800	$10.10	$-

Weighted average fair value of options granted			$1.75

Weighted average remaining contractual term of options outstanding and exercisable			4.5 years

Information related to the stock option plan follows:

	For the fiscal year ended June 30,
	2011	2010
(in thousands)
Intrinsic value of options exercised	$—	$76
Cash received from option exercises	—	67
Tax benefit realized from option exercises	—	9

As of June 30, 2011, there was no unrecognized compensation cost related to nonvested stock options granted under the Plan.

The EIP also provides for the purchase of 168,486 shares of common stock and the issuance of such shares in the form of restricted stock awards to members of the board of directors, management and certain employees. Common shares awarded under the restricted stock plan vest over a five year period, commencing with the date of the grant and are expensed based on their fair value at the grant date.

The following table summarizes the activity with regard to restricted stock awards during fiscal 2011:

	Shares	Weighted-average grant date fair value
Nonvested at July 1, 2010	24,900	$10.10
Vested	(24,900)	10.10
Forfeited	—	—

Nonvested at June 30, 2011	—	$10.10

As of June 30, 2011, there was no unrecognized compensation cost related to the restricted stock awards. The total fair value of shares vested during the years June 30, 2011 and 2010 was $237,000 and $306,000, respectively.

13. Earnings Per Share: Diluted earnings per share is computed taking into consideration common shares outstanding and dilutive potential common shares to be issued or released under the Company’s share-based compensation plans. There is no adjustment to net earnings for the calculation of diluted earnings per share. The factors used in the basic and diluted earnings per share computations follow:

	For the six months ended December 31,		For the fiscal year ended June 30,
	2011	2010	2011	2010
(in thousands)
Net income	$809	$757	$1,756	$401
Less earnings allocated to unvested shares	—	7	7	17
Net income allocated to common shareholders, basic and diluted	$809	$750	$1,749	$384

Basic
Weighted-average common shares including unvested common shares outstanding	7,544,432	7,499,750	7,530,603	7,561,705
Less: Weighted-average unvested common shares	—	24,629	11,256	37,512
Weighted-average common shares outstanding	7,544,432	7,475,121	7,519,347	7,524,193

Diluted
Add: Dilutive effect of assumed exercise of stock options	—	—	—	27,764
Weighted-average common shares outstanding (diluted)	7,544,432	7,475,121	7,519,347	7,551,957

Basic earnings per share is computed based upon the weighted-average shares outstanding during the year less shares in the ESOP that are unallocated and not committed to be released and unearned restricted stock. All options were antidilutive for the six months ended December 31, 2011 and fiscal year 2011, while for fiscal year 2010 all options were dilutive, as the exercise price was less than the average market price of the common stock.

14. Fair Value of Assets and Liabilities: Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair values:

Level 1 - Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access as of the measurement date.

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Following is a description of the valuation methodologies used for assets measured at fair value on a recurring basis and recognized in the accompanying statement of condition, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Securities

Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. If quoted market prices are not available, then fair values are estimated by using matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities bur rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs).

The following table presents the fair value measurements of assets and liabilities measured at fair value on a recurring basis at December 31, 2011, June 30, 2011 and 2010. The securities represented are only those classified as available-for sale.

		Fair Value Measurements Using
(in thousands)	Fair Value	Quotes Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

December 31, 2011
Agency mortgage-backed: residential	$194	$-	$194	$-
U.S. Treasury Note	12,500	12,500	-	-

June 30, 2011
Agency mortgage-backed: residential	$203	$-	$203	$-

June 30, 2010
Agency mortgage-backed: residential	$246	-	246	-

Impaired Loans

The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent independent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value. Independent appraisals for collateral-dependent loans are updated periodically (usually every 9-12 months).

Other Real Estate

Nonrecurring adjustments to real estate properties classified as other real estate owned (“OREO”) are measured at fair value, less costs to sell. Fair values are based on recent real estate appraisals. These appraisals may use a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

The following table presents the fair value measurements of assets and liabilities measured at fair value on a nonrecurring basis at December 31, 2011, June 30, 2011 and 2010.

		Fair Value Measurements Using
(in thousands)	Fair Value	Quotes Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

December 31, 2011
Impaired loans
One- to four-family	$1,064	$-	$-	$1,064
Other real estate owned, net
One- to four-family	475	-	-	475

June 30, 2011
Impaired loans
One- to four-family	$1,033	$-	$-	$1,033
Other real estate owned, net
One- to four-family	126	-	-	126
Multi-family	186	-	-	186

June 30, 2010
Impaired loans
One- to four-family	$4,466	$-	$-	$4,466

Impaired loans, which are measured for impairment using the fair value of the collateral for collateral dependent loans, had a principal balance of $1.157 million, with a specific valuation allowance of $93,000 at December 31, 2011. A specific allowance provision of $41,000 was made for the six month period ended December 31, 2011. Other real estate owned measured at fair value less cost to sell, had a carrying amount of $475,000, after a write-down of $48,000 for the six months ended December 31, 2011. At June 30, 2011, impaired loans had a principal balance of $1.1 million, with a valuation allowance of $55,000. At June 30, 2010, impaired loans had a principal balance of $5.4 million, with a valuation allowance of $904,000, resulting in an additional provision for loan losses of $187,000 for the year ended June 30, 2010.

Other real estate owned measured at fair value less costs to sell, had a carrying amount of $475,000, after a write-down of $48,000 for the six months ended December 31, 2011.

The following disclosure of the fair value of financial instruments, both assets and liabilities, whether or not recognized in the consolidated statement of financial condition, for which it is practicable to estimate that value. For financial instruments where quoted market prices are not available, fair values are based on estimates using present value and other valuation methods.

The methods used are greatly affected by the assumptions applied, including the discount rate and estimates of future cash flows. Therefore, the fair values presented may not represent amounts that could be realized in an exchange for certain financial instruments.

The following methods were used to estimate the fair value of all other financial instruments recognized in the accompanying statements of financial condition at amounts other than fair value at six months ended December 31, 2011 and years ended June 30, 2011 and 2010:

Cash and cash equivalents: The carrying amounts presented in the consolidated statements of financial condition for cash and cash equivalents are deemed to approximate fair value.

Held-to-maturity securities: For held-to-maturity securities, fair value methods for securities were previously described.

Loans held for sale: Loans originated and intended for sale in the secondary market are carried at the lower of cost or fair value determined by FHLB pricing schedules.

Loans: The loan portfolio has been segregated into categories with similar characteristics, such as one- to four-family residential, multi-family residential and nonresidential real estate. These loan categories were further delineated into fixed-rate and adjustable-rate loans. The fair values for the resultant loan categories were computed via discounted cash flow analysis, using current interest rates offered for loans with similar terms to borrowers of similar credit quality. For loans on deposit accounts and consumer and other loans, fair values were deemed to equal the historic carrying values.

Federal Home Loan Bank stock: It was not practicable to determine the fair value of FHLB stock due to restrictions placed on its transferability.

Accrued interest receivable: The carrying amount is the estimated fair value.

Deposits: The fair value of NOW accounts, passbook accounts, and money market deposits are deemed to approximate the amount payable on demand. Fair values for fixed-rate certificates of deposit have been estimated using a discounted cash flow calculation using the interest rates currently offered for deposits of similar remaining maturities. The historical carrying amount of accrued interest payable on deposits is deemed to approximate fair value.

Advances from the Federal Home Loan Bank: The fair value of these advances is estimated using the rates currently offered for similar advances of similar remaining maturities or, when available, quoted market prices.

Advances by borrowers for taxes and insurance and accrued interest payable: The carrying amount presented in the consolidated statement of financial condition is deemed to approximate fair value.

Commitments to extend credit: For fixed-rate and adjustable-rate loan commitments, the fair value estimate considers the difference between current levels of interest rates and committed rates. The fair value of outstanding loan commitments at December 31, 2011 (unaudited) and years ended June 30, 2011 and 2010, was not material.

Based on the foregoing methods and assumptions, the carrying value and fair value of the Company’s financial instruments at December 31, 2011 and June 30, 2011 and 2010 are as follows:

	For the six months ended December 31,		For the fiscal years ended June 30,
	2011		2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial assets
Cash and cash equivalents	$4,158	$4,158	$5,049	$5,049	$8,362	$8,362
Interest-earning deposits	100	100	100	100	100	100
Available-for-sale securities	12,694	12,694	203	203	246	246
Held-to-maturity securities	5,760	6,173	6,810	7,257	9,435	10,026
Loans held for sale	—	—	—	—	370	383
Loans receivable-net	184,045	191,666	182,796	190,183	190,618	198,203
Federal Home Loan Bank stock	5,641	n/a	5,641	n/a	5,641	n/a
Accrued interest receivable	504	504	538	538	518	518

Financial liabilities
Deposits	$136,595	$138,071	$139,940	$141,408	$144,969	$147,280
Advances from the Federal Home Loan Bank	38,715	37,925	25,261	23,797	32,009	30,590
Advances by borrowers for taxes and insurance	141	141	471	471	335	335
Accrued interest payable	82	82	91	91	145	145

15. Cash and Cash Equivalents: For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks and interest-bearing deposits in other financial institutions with original maturities of less than ninety days.

16. Goodwill and Other Intangible Assets: Goodwill resulting from business combinations prior to January 1, 2009 represents the excess of the purchase price over the fair value of the net assets of businesses acquired. Goodwill resulting from business combinations after January 1, 2009, is generally determined as the excess of the fair value of the consideration transferred, plus the fair value of any noncontrolling interests in the acquiree, over the fair value of the net assets acquired and liabilities assumed as of the acquisition date. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but tested for impairment at least annually. The Company has selected March 31 as the date to perform the annual impairment test. Intangible assets with definite useful lives are amortized over their estimated useful lives to their estimated residual values. Goodwill is the only intangible asset with an indefinite life on our balance sheet.

The Company’s core deposit intangible is being amortized on a straight-line basis over an original period of seven years. The carrying basis and accumulated amortization of recognized intangible assets at December 31, 2011 (unaudited) and June 30, 2011 and 2010 is as follows:

	June 30,
	2011	2010
(in thousands)
Core deposits
Gross Carrying Amount	$918	$918
Accumulated Amortization	831	700
	$87	$218

Amortization expense for each of the years ended June 30, 2011 and 2010 was $131,000. The Company expects to amortize the $87,000 remaining balance of its core deposit intangible in the fiscal year ending June 30, 2012.

17. Cash Surrender Value of Life Insurance: First Federal of Frankfort has purchased life insurance policies on certain key executives. Bank-owned life insurance is recorded at the amount that can be realized under the insurance contract at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement.

18. Treasury Stock: Treasury stock is stated at cost. Cost is determined by the first-in, first-out method.

19. Related Party Transactions: Loans outstanding to executive officers, directors, significant shareholders and their affiliates (related parties) at and for the six months ended December 31, 2011 and years ended June 30, 2011 and 2010 are summarized as follows:

	For the fiscal years ended June 30,
	2011	2010
(in thousands)

Outstanding principal, beginning of period	$593	$387
Changes in composition of related parties	157	214
Principal disbursed during the period	156	31
Principal repaid and refinanced during the period	(41)	(39)
Outstanding principal, end of period	$865	$593

Deposits from related parties held by the Company at June 30, 2011 and 2010 totaled $1.1 million and $1.3 million, respectively.

20. Comprehensive Income: Comprehensive income consists of net income and other comprehensive income. Other comprehensive income includes unrealized gains and losses on securities available for sale which are also recognized as separate components of equity.

21. Loss Contingencies: Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there now are such matters that will have a material effect on the financial statements.

22. Equity: Stock dividends in excess of 20% are reported by transferring the par value of the stock issued from retained earnings to common stock. Stock dividends for 20% or less are reported by transferring the fair value, as of the ex-dividend date, of the stock issued from retained earnings to common stock and additional paid-in capital. Fractional share amounts are paid in cash with a reduction in retained earnings.

23. Dividend Restriction: Banking regulations require maintaining certain capital levels and may limit the dividends paid by the bank to the holding company or by the holding company to shareholders.

24. Operating Segments: While the chief decision-makers monitor the revenue streams of the various products and services, operations are managed and financial performance is evaluated on a Company-wide basis. Operating segments are aggregated into one as operating results for all segments are similar. Accordingly, all of the financial service operations are considered by management to be aggregated in one reportable operating segment.

25. Reclassifications: Some items in the prior year financial statements were reclassified to conform to the current presentation.

26. Subsequent Events: The Company has evaluated subsequent events for recognition and disclosure.

On November 3, 2011, the Company announced that it had signed a definitive merger agreement with CKF Bancorp, Inc., (“CKF Bancorp”) the holding company for Central Kentucky Federal Savings Bank. At September 30, 2011, CKF Bancorp had assets of $131.1 million, including loans of $109.0 million (net of $1.7 million in allowance for loan losses) and deposits of $103.5 million. The consideration to be given includes both cash and the Company’s common stock. The completion of the merger is subject to approval of the shareholders of CKF Bancorp and receipt of regulatory approvals. The transaction is expected to be closed in the third quarter of 2012.